EXHIBIT 24


                                POWER OF ATTORNEY



I appoint S.S. Marshall, K.L. Thome and I.S. Bernhardson, together and separately, to be my attorneys-in-fact. This means they may, in my place:

- sign this Registration Statement on Form S-8 covering the General Mills, Inc. 1998 Senior Management Stock Plan;

-   file Form S-8 (with exhibits and related documents)

-   perform the acts that need to be done concerning these filings; and

-   name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.


                                             /s/ Richard M. Bressler
                                             Richard M. Bressler
                                             Dated:  June 22, 1998


                                             /s/ L. D. DeSimone
                                             L. D. DeSimone
                                             Dated:  June 22, 1998


                                             /s/ William T. Esrey
                                             William T. Esrey
                                             Dated:  June 22, 1998


                                             /s/ Charles W. Gaillard
                                             Charles W. Gaillard
                                             Dated:  June 22, 1998


                                             /s/ Raymond V. Gilmartin
                                             Raymond V. Gilmartin
                                             Dated:  June 22, 1998


                                             /s/ Judith Richards Hope
                                             Judith Richards Hope
                                             Dated:  June 22, 1998


                                             /s/ Kenneth A. Macke
                                             Kenneth A. Macke
                                             Dated:  June 22, 1998


                                             /s/ Michael D. Rose
                                             Michael D. Rose
                                             Dated:  June 22, 1998


                                             /s/ Stephen W. Sanger
                                             Stephen W. Sanger
                                             Dated:  June 22, 1998


                                             /s/ A. Michael Spence
                                             Dr. A. Michael Spence
                                             Dated:  June 22, 1998


                                             /s/ Dorothy A. Terrell
                                             Dorothy A. Terrell
                                             Dated:  June 22, 1998


                                             /s/ Raymond G. Viault
                                             Raymond G. Viault
                                             Dated:  June 22, 1998


                                             /s/ C. Angus Wurtele
                                             C. Angus Wurtele
                                             Dated:  June 22, 1998